Dear Shareholder:

Included in this Annual Report is a look at the performance, holdings and financial statements of the Star Select REIT-Plus Fund over the past year. As investment adviser to the REIT-Plus Fund, Star Bank is able to bring over 10-years of Real Estate Investment Trust (REIT) experience to the management of the REIT-Plus Fund. We continually strive to combine above-average income and long-term growth of capital to shareholders of the Fund.

We believe that REITs are the best way for many investors to invest in commercial real estate. As an investment vehicle, REITs combine the best features of both real estate and the stock market. Investing in the REIT-Plus Fund gives you the chance to invest in a professionally managed, diversified real estate portfolio, with a degree of liquidity normally not associated with real estate investing.

I would like to offer a glimpse of some recent changes to the Fund. REIT share prices continued to suffer from the weak performance that began during the fourth quarter of 1997. To a certain degree this type of consolidation was to be expected following the powerful rally the group achieved from the fourth quarter of 1995 through the second quarter of 1997. The heavy initial and secondary offering calendar over that time period led to a saturation of the market. In the first quarter, another major contributor of weakness has been the threat of tax legislation targeting the hottest segment of the REIT market, those structured as 'paired share' REIT's.


The principal cause of the Fund's underperformance vs. the Micropal REIT index was the Fund's overweighted position in the lodging sector. The two largest holdings in that group are Starwood Lodging and Patriot American Hospitality, both of which are organized as paired share REIT's. The paired share REIT's had been the market leaders over the last two years, but came under heavy selling pressure when Congress declared its intention to legislate an end to the advantage enjoyed by these organizations. Regardless of the outcome of the paired share debate, we chose to focus on the underlying fundamentals of the property types and the regional economic factors that will influence vacancy rates and ultimately, rental income.

In a change from our year-end strategy we have reduced our emphasis on the hotel sector. New supply is coming on stream at virtually every pricing level and across all major markets. Our concern is that this capacity will lead to higher vacancy rates and a reduction in income growth. We continue to favor the office and industrial sector as rental rates per square foot have not yet reached a level that would trigger the building of additional supply. We are also focusing on the specialty property types such as cold storage, health care and self storage. These smaller categories are often overlooked by larger institutional investors. From a geographic perspective, our focus continues to shift from the Southeast to the West Coast. Stronger relative economic activity and advancing rental rates set the stage for enhanced returns versus the national average.

Thank you for investing in the REIT-Plus Fund and we look forward to rewarding relationship.

Peter Sorrentino, CFA
Vice President, Fund Manager

         Star Select REIT-Plus Fund vs. Micropal U.S. Equity REIT Index



Graph comparing the growth of a $10,000 investment in the Star Select REIT-Plus Fund with the growth of a hypothetical $10,000 investment in the Micropal U.S. Equity REIT Index for the period from inception (6/24/97)to March 31, 1998.



                    Star - $11,129    Micropal - $11,321


   Cumulative Total
   Return for the Period                          Star Select
   Ended March 31, 1998                           REIT-Plus Fund
   --------------------                           --------------

   Since Inception (6/24/97)                      11.29%


   * Not Annualized
   * Past performance is not predictive of future performance.

INVESTMENTS-STAR SELECT REIT-PLUS FUND
--------------------------------------
Statement of Net Assets March 31, 1998


                                               Number     Market
                                              of Shares   Value
                                              ---------  --------

Real Estate Investment Trusts- 96.08%
-------------------------------------
American General Hospitality
Corp. REIT                                      35,000 $  969,080
Apartment Investment and
Management Co. REIT                             15,000    577,500
Arden Realty Group, Inc. REIT                   13,251    377,653
Avalon Properties, Inc. REIT                    28,000    812,000
Bay Apartment Communities, Inc. REIT            25,000    928,125
Bedford Property Investors, Inc. REIT           15,000    289,695
Boston Properties, Inc. REIT                    25,000    879,700
Brandywine Realty Trust REIT                    25,000    595,325
BRE Properties, Inc. REIT                       25,200    716,638
CarrAmerica Realty Corp. REIT                   17,900    537,000
CenterPoint Properties Corp. REIT               22,975    796,957
Crescent Real Estate Equities Trust REI         20,000    720,000
Developers Diversified
Realty Corp. REIT                               24,000    981,000
EastGroup Properties, Inc. REIT                 23,000    474,375
Equity Office Properties Trust REIT             36,600  1,120,875
Equity Residential Properties Trust REIT        21,000  1,055,250
Federal Realty Investment Trust REIT            33,000    810,579
Felcor Suite Hotels, Inc. REIT                  30,000  1,111,890
First Industrial Realty Trust, Inc. REIT        25,000    900,000
Glenborough Realty Trust, Inc. REIT             30,000    873,750
Healthcare Realty Trust REIT                    19,510    551,157
Hospitality Properties Trust REIT               21,000    744,198
Irvine Apartment
Communities, Inc. REIT                          26,700    841,050
JDN Realty Corp. REIT                           22,579    771,931
Kilroy Realty Corp. REIT                        23,000    656,949
Kimco Realty Corp. REIT                         30,070  1,063,726
Lexington Corp. Properties, Inc. REIT           30,400    461,715
Liberty Property Trust REIT                     24,450    657,094
LTC Properties, Inc. REIT                       45,050    870,051
Mack-Cali Realty Corp. REIT                     24,500    957,043
Manufactured Home
Communities, Inc. REIT                          38,000    983,250
Meridian Industrial Trust, Inc. REIT            15,000    360,000
Merry Land & Investment Co., Inc. REIT          21,000    469,875
Mills Corp. REIT                                15,000    392,820
Nationwide Health Properties, Inc. REIT         25,000    625,000
New Plan Realty Trust REIT                      38,500    967,312
Omega Healthcare Investors, Inc. REIT           29,253  1,140,867
Pacific Gulf Properties, Inc. REIT              20,000    458,760

                                                Number     Market
                                             of Shares     Value
                                             ---------     -----


Patriot American Hospitality, Inc. REIT       42,998  $ 1,160,946
Prentiss Properties Trust REIT                24,000      627,000
Public Storage, Inc. REIT                     25,000      771,875
Realty Income Corp. REIT                      23,000      625,324
Reckson Associates Realty Corp. REIT          35,000      923,125
RFS Hotel Investors, Inc. REIT                41,100      750,075
Security Capital Pacific, Inc. REIT           32,000      770,016
Security Capital Atlantic, Inc. REIT          25,000      525,000
Simon DeBartolo Group, Inc. REIT              34,040    1,165,870
Sizeler Property Investors, Inc. REIT         56,300      622,847
Smith Charles E Residential
Realty, Inc. REIT                             25,000      831,250
Spieker Properties, Inc. REIT                 22,000      907,500
Starwood Lodging Trust REIT                   26,500    1,416,107
Storage Trust Realty REIT                     31,000      765,328
Storage USA, Inc. REIT                        15,240      584,835
Summit Properties, Inc. REIT                  19,200      386,400
Weingarten Realty Investors REIT              20,550      919,613

Total Real Estate Investment Trusts
     (Cost $36,336,821)                                42,253,301
                                                       ----------


Repurchase Agreements - 4.96%
-----------------------------

Donaldson ($2,185,000, FNMA Med Term, 7.84%, 31364CHM3, 8/3/06) Purchase Date 3/31/98, Maturity Date 4/1/98 Amount Payable at Maturity $2,180,351

Total Repurchase Agreements
     (Cost $2,180,000)                                  2,180,000
                                                        ---------

Money Markets - 1.14%
---------------------

AIM Inst. Treasury                           500,000      500,000

Total Money Markets
     (Cost $500,000)                                      500,000
                                                          -------

Total Investments
     (Cost $39,016,821)                                44,933,301

Other Assets and Liabilities, Net - (2.18%)              (952,778)
-------------------------------------------              ---------

Net Assets - 100%                                     $43,980,523
                                                      ===========

STAR SELECT REIT-PLUS FUND
--------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
March 31, 1998

ASSETS

     Investments, at value (cost $39,016,821) ................      $ 44,933,301
     Cash ...................................................             14,764
     Dividend receivable .....................................           223,279

        Interest receivable ..................................            11,663
     Receivable for shares of beneficial interest sold .......            14,170
        Deferred organization costs (Note 2) ................             29,662
     Prepaid expenses.........................................            13,342

     Total assets ............................................        45,240,181

LIABILITIES

     Payable for investments purchased ......................          1,202,551
     Payable for shares of beneficial interest redeemed......             11,292
        Accrued expenses .....................................            45,815

      Total liabilities ......................................         1,259,658

NET ASSETS ...................................................     $  43,980,523

Net assets consist of:
     Paid-in capital .........................................        38,062,127
     Overdistributed net investment income ...................           (4,537)
     Undistributed net realized gain on investments .....                  6,453
     Net unrealized appreciation in
           value of investments..............................          5,916,480

Net assets ...................................................     $  43,980,523

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized).............................         4,154,073

Net asset value per share, offering
     and redemption price ....................................           $ 10.59


   The accompanying notes are an integral part of these financial statements.

STAR SELECT REIT-PLUS FUND
--------------------------
STATEMENTS OF OPERATIONS
------------------------
For the Period June 24, 1997(commencement of operations) through March 31, 1998

INVESTMENT INCOME
Income:
     Interest ................................................        $  135,219
     Dividends ...............................................         1,450,878
          Total net income ...................................         1,586,097

EXPENSES:
     Administrative service fees (Note 3) ....................            29,253
     Auditing fees ...........................................            11,934
     Custodian fees (Note 3) .................................             8,593
     Fund accounting fees ....................................            22,836
     Insurance ...............................................             2,898
     Servicing fees ..........................................            14,273
     Legal fees ..............................................            15,123
     Investment adviser fees (Note 3) ........................           214,090
     Trustee's fees ..........................................            14,000
     24f-2 fees expense  .....................................             4,973
       Amortization of organization expenses .................             7,365
     Postage .................................................             1,313
     Registration and filing fees ............................            27,897
     Printing ................................................            18,853
     Transfer agent fees (Note 3) ............................            19,269
     Other expenses ..........................................             3,468
                                                                           -----
           Total net expenses ................................           416,138
                                                                         -------

NET INVESTMENT INCOME  .......................................         1,169,959
                                                                       ---------

REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS
     Net realized gain on investments ........................           903,721
     Change in net unrealized
          appreciation of investments ........................         5,916,480
                                                                       ---------
     Net gain on investments .................................         6,820,201
                                                                       ---------

INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................     $   7,990,160
                                                                   =============

      The accompaying notes are an integral part of these financial statements.

STAR SELECT REIT-PLUS FUND
--------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------
For the Period June 24, 1997(commencement of operations) through March 31, 1998


INCREASE IN NET ASSETS
Operations:
     Net investment income ...................................       $ 1,169,959
     Net realized gain on investments ........................           903,721
     Change in net unrealized appreciation of investments.....         5,916,480
                                                                       ---------
     Increase in net assets resulting from operations ........         7,990,160
                                                                       ---------

Dividends and distributions to shareholders from:
     Net investment Income ........................                  (1,174,496)
        Realized Capital Gains ...............................         (897,268)
                                                                       --------
              Total Distributions  ...........................       (2,071,764)
                                                                     ----------

TOTAL INCREASE ...............................................         5,918,396

Capital share transactions:
     Proceeds from shares sold ...............................        40,066,968
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions ........           206,179
     Cost of shares redeemed .................................       (2,211,020)
                                                                     ----------
      Net increase in net assets resulting from
          capital share transactions .........................        38,062,127
                                                                      ----------
     TOTAL INCREASE IN NET ASSETS ............................        43,980,523
                                                                      ----------

NET ASSETS:
     Beginning of period .....................................              ---
     End of period (including undistributed net
          realized gains on investments) .....................      $ 43,980,523
                                                                    ============
Shares of capital stock of the Fund sold and redeemed:
     Shares sold .............................................         4,340,838
     Shares issued to shareholders in reinvestment
           dividends and distributions.......................             19,649
     Shares redeemed .........................................         (206,414)

NET INCREASE IN NUMBER
     OF SHARES OUTSTANDING ...................................         4,154,073
                                                                       =========


    The accompanying notes are an integral part of these financial statements.

STAR SELECT REIT-PLUS FUND
--------------------------
FINANCIAL HIGHLIGHTS
--------------------

                                                                         1998(a)
                                                                         -------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................          $ 10.00
Income from investment
     Operations:
     Net investment income ...................................             0.35
     Net realized and unrealized
          gain (loss) on investments..........................             0.86
                                                                           ----
Total from investment income .................................             1.21
Less  distributions:
     Dividends from net
          investment income ..................................           (0.35)
     Distributions from net realized
             Gains on investments  ...........................            (0.27)
                                                                          -----
Total from distributions .....................................            (0.62)
                                                                          -----

Net asset value at end of period .............................          $ 10.59
                                                                        =======

TOTAL RETURN (b)..............................................            14.96%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions).....................             43.9

     Ratio of total expenses to
          average net assets (b)..............................             1.52%

     Ratio of net investment
          income to average net assets (b)....................             4.29%

     Portfolio turnover ......................................            29.50%

     Average commission rate paid ............................          $ 0.0764

(a)  For the period June 24, 1997 (commencement of operations) to
     March 31,1998.
(b)  Annualized.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Note 1 - General

Star Select REIT-Plus Fund (the "Fund") was organized as a series of Star Select Funds, an Ohio business trust (the "Trust") on February 28, 1997. The investment objective of the Fund is to provide shareholders with above average income and long term growth of capital.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)  Security Valuations

Portfolio securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available.

         B) Securities Transactions

Securities transactions are recorded on a trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

         C)  Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net capital gains at least once a year. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)  Federal  Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)  Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the shares of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholders (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At March 31,1998, the unamortized balance was $29,662.


          F) Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          G) Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of a default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

         H) Investments

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Star Bank, N.A. (the "Adviser" or "Star Bank") to manage the Fund's investments. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Adviser a monthly fee equal to an annual average rate of 0.75% of its average daily net assets.

The Fund also retains Star Bank to act as shareholder servicing agent on its behalf. The Fund is authorized to pay Star Bank up to 0.25% of its average daily net assets to provide shareholder support services and to maintain shareholder accounts. Star Bank currently receives 0.05% of the Fund's average daily net assets for shareholder services and it is anticipated that the fee will remain at 0.05% for the foreseeable future. Star Bank also acts as the Fund's custodian, for which it receives a monthly fee equal to an annual average rate of 0.025% of its average daily net assets.

The Fund retains Unified Fund Services, Inc. ("Unified") to act as the Fun's administrator and transfer agent. As administrator, Unified manages the Fund's business affairs and provides the Fund with administrative services, including compliance and accounting services and all regulatory reporting, and necessary office equipment, personnel and facilities to operate the Fund. For these administrative and transfer agency services, Unified receives a monthly fee from the Fund equal to an annual average rate of 0.25% of the Fund's average daily net assets. The Fund retains Unified Management Corporation to act as the principal distributor of the Fund's shares.

Note 4- Securities Transactions

For the period ending March 31,1998, purchases and sales of investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
                                        ---------           -----
The Star Select REIT-Plus Fund        $ 29,620,601       $ 8,870,663




Note 5- Unrealized Appreciation(Depreciation)

At March 31,1998, the composition of unrealized appreciation(depreciation) of investment securities were as follows:

                                 Appreciation      Depreciation           Net
                                 ------------      ------------           ---
The Star Select REIT-Plus Fund   $ 6,200,720       ($ 284,240)      $  5,916,480

                       INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Star Select REIT-Plus Fund

We have audited the accompanying statement of assets and liabilities of Star Select REIT-Plus Fund, including the schedule of portfolio investments, as of March 31, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from June 24, 1997 (commencement of operations) to March 31, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Star Select REIT-Plus Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 24, 1997 (commencement of operations) to March 31, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 11, 1998